Evergreen Fund: Semiannual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the semiannual report for Evergreen Fund, which covers the six-month period ended March 31, 2003.

Market analysis

The past six months have been another wild ride for equity investors. Twice the major market indexes have hit five-year lows, alternately pressured by the inconsistent recovery and fear of war with Iraq. Investors found value in equities upon reaching these lows, and each time the markets came roaring back. The period began after another troubling summer and investors headed into the fourth quarter with little optimism amid rising volatility. Economic data was mixed and questions of corporate credibility remained fresh in investors' minds. Fears of terror were heightened by the sniper shootings, and the U.S. pressured the United Nations to take action on Iraq. As a result, stocks faced a huge challenge in early October. The major equity market indexes exceeded their five-year lows achieved in July. History suggested that it was crunch time for the stock market, since "double-bottoms" typically result with extremes on the upside or the downside. Flat performance has proven to be a rare phenomenon after such events and few investors appeared willing to stomach further losses.

Fortunately, equities rallied handsomely after this critical juncture. Daily trading volume improved and even on down days, the market experienced higher lows. The improvements in stocks weren't just technical, though, as fundamentals also showed positive signals. Valuations had become very attractive relative to Treasury yields and corporate earnings prospects. After an eight-week sprint with gains in the 20% range, however, equities slowed down in mid-November with weakening economic data. Manufacturing had registered three consecutive monthly declines and the unemployment rate began to climb. Confidence also waned as international tensions increased. The

LETTER TO SHAREHOLDERS continued

Federal Reserve Board then surprised Wall Street and Main Street with a larger-than-expected rate cut at its November meeting. The target for the federal funds rate now stood at 1.25%, and short-term interest rates were now 80% lower than where they stood at the beginning of the recession in January 2001. This wasn't enough to encourage equity investors, though, and the major market indexes finished 2002 with their third consecutive annual decline.

After three down years in equities and unusually strong performance in the Treasury markets, investors positioned themselves for improving economic fundamentals and equities rose more than 5% in the first two weeks of trading in 2003. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence. The U.S. and Great Britain failed to achieve U.N. backing for war in Iraq, and as the diplomatic efforts unraveled, investors became increasingly uneasy. Once again, stocks attempted to revisit the lows achieved last year. But while the threat of war kept many investors away, it turns out that the uncertainty of war played a bigger role. Ironically, as war approached and immediately after the conflict's inception, investors poured money back into the equity market. Equities surged and many bonds, particularly Treasuries, sold off as investors removed monies from these safe havens. The prices of gold and oil also fell, while the dollar gained.

Part of the reason for investor optimism was the perception that a quick victory in the war against Iraq would result in an administration more focused on the domestic economy and the proposed changes to fiscal policy. While these are likely outcomes of a coalition victory, investors must keep in mind that other challenging issues lurk beyond Iraq. North Korea and Iran will still be on the President's watch list, and terrorist groups throughout the globe will likely have more fuel for their fires of hatred. Deep diplomatic wounds must be patched before a seamless transition emerges in the global marketplace.

Despite these challenges, many fundamentals continue to suggest a moderate recovery for the economy and the financial markets. We expect gross domestic product growth in the range of 2.5% in 2003, supported by low inflation and interest rates, solid productivity, and an improving fiscal climate. Strength in services industries should

LETTER TO SHAREHOLDERS continued

continue to provide an offset to the weakness in manufacturing. Business spending on equipment and software has increased over the past three quarters, and the recent expansion of orders for durable goods and low inventory levels suggest that some of the excess capacity in the system may soon be put to better use. While some businesses remain burdened by debt, we believe that many more have improved their operating leverage through drastic cost reductions over the past two years. This should enable margins to expand on simply mild increases in revenue. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Maureen E. Cullinane, CFA Large Cap Core Growth Team Lead Manager	Timothy E. O'Grady Value Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 10/15/1971
	Class A	Class B	Class C	Class I
Class Inception Date	1/3/1995	1/3/1995	1/3/1995	10/15/1971

6-month return with sales charges	-4.55%	-4.17%	-1.22%	N/A

6-month return w/o sales charges	1.23%	0.83%	0.83%	1.31%

Average annual return*

1 year with sales charge	-29.40%	-29.35%	-27.10%	N/A

1 year w/o sales charge	-25.06%	-25.63%	-25.59%	-24.90%

5 year	-11.26%	-11.07%	-11.00%	-9.95%

10 year	2.92%	2.94%	2.84%	3.79%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Fund, Class A shares1, versus a similar investment in the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).
The Russell 1000 is an unmanaged market index and does not include transaction costs associated, with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of 1.23% for the six-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Russell 1000 Index returned 4.98%, while the median return of funds in Lipper's large-cap core classification was 3.45%. Lipper Inc. is an independent monitor of mutual fund performance.

The fund's investment decisions are made by two management teams, the Large Cap Core Growth Team and the Large Cap Value Team, each of which is responsible for approximately half the portfolio assets. This division is intended to give fund shareholders the benefit of opportunities identified by professionals pursuing both growth and value strategies of equity management.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$421,004,244

Number of Holdings	140

Beta	0.87

R-squared	0.95

P/E Ratio	18.1x

What was the investment environment like during the six months?

The six months were a challenging time for stock investing. The uncertainty accompanying the build-up to the war with Iraq affected many equity investors, who also found little solace in economic reports.

With weak economic growth, corporations delayed expansion plans, putting off capital spending and postponing new-hire decisions. Rising unemployment and diminishing confidence affected consumer spending. After driving the nation's economic growth for the past several years, consumers started spending less. Meanwhile, oil and natural gas prices rose significantly, increasing corporate expenses and cutting into family budgets.

The stock markets showed considerable volatility during this period. While some stocks did perform relatively well, they were often more speculative companies, with weaker fundamentals, that were underweighted in both the fund's growth and value portfolios.

What types of stocks most influenced the performance of the growth portfolio?

3M Company, formerly Minnesota Mining & Manufacturing, showed consistent strength in the industrial area, while stalwarts IBM and Oracle Research gained among our technology holdings. Lexmark, a printer company, and eBay, the internet auction leader, also were contributors. Several healthcare stocks contributed positively to performance, including Pharmacia, which is in the process of merging with Pfizer, Forest Labs, a specialty pharmaceutical company, and Stryker, a manufacturer of orthopedic devices. We also had good performance among exploration and production companies in the energy sector.

On the negative side, several defense contractors such as Lockheed Martin, Northrop Grumman and L3 Communications lost value after having strong rallies in the previous year. Tyco International ran into new problems because of accounting questions concerning one of its subsidiaries, while Sysco fell as questions

PORTFOLIO MANAGER INTERVIEW continued

arose about how companies in the food distribution industry were accounting for revenues.

TOP 5 SECTORS
(as a percentage of 3/31/2003 net assets)

Health Care	18.2%

Financials	17.8%

Information Technology	13.4%

Consumer Discretionary	13.2%

Industrials	12.7%

What were the principal strategies in the management of the growth portion of the portfolio?

We emphasized stable growth companies that should do well even in a weak economic environment, overweighting healthcare stocks, for their more consistent revenues and earnings. Early in the period we overweighted consumer cyclical stocks in general, with strong representation in companies such as retailer Wal-Mart; media and internet company USA Interactive; cable giant Comcast; and International Game Technology, which manufactures slot machines for casinos. As the period progressed, we pared back our holdings in the consumer cyclical area. Many of these stocks had done well and we believed that consumer spending had started to weaken. We began to build positions in industrial cyclicals. While we may have moved into this group a little early, we were attracted to them by their relatively low stock prices and their potential to do well when the economy eventually starts to rebound. We underweighted technology relative to the Russell 1000, but still had a healthy representation in the sector. We emphasized industry leaders in which we had confidence for the long term.

What were the principal strategies in the management of the value portfolio?

We resisted the temporary cross-currents that influenced the market during the past few months and focused on fundamental analysis and the search for long-term value. We overweighted energy stocks. We believe there has been a major disconnect between commodity prices, which have risen, and stock prices, which have not followed. We believe demand is outstripping new sources of supply, which should favor the prospects of companies in the industry. We also have emphasized healthcare, which we believe is undervalued, with many companies showing better balance sheets and cash flow prospects than the overall market. Other industries that we have overweighted include industrials and consumer staples. While defense-related stocks fell during the past six months, detracting from performance, we still favor their longer-term prospects.

We de-emphasized consumer discretionary stocks, where we believe demand has been satiated and we also have continued to underweight the technology and telecommunications industries, which still are plagued by overcapacity. Within the utilities industry, we are focusing principally on plain-vanilla companies not involved in speculative trading businesses.

PORTFOLIO MANAGER INTERVIEW continued

What types of investments most influenced the performance of the value portfolio?

The portfolio's healthcare selections added to performance. Mylan Labs, a generic drug manufacturer, was a particularly strong contributor. Our decision to underweight telecommunications stocks also helped performance early in 2003, as did tactic to de-emphasize the Bell operating system companies, which were hurt by an adverse ruling of the Federal Communications Commission. Our selections among consumer discretionary stocks also helped early in 2003 as we focused on media companies and de-emphasized retailers.

The decision to overweight consumer staples hurt performance during the first quarter of 2003. Altria Group, parent company of both Philip Morris and Kraft Foods, was a notable detractor, pulled down by the reaction to an adverse decision about its tobacco liability. Our overweight position in Duke Energy, which faced problems in its energy-trading operations, also dragged on performance in the quarter. We have eliminated our position in Duke.

TOP 10 HOLDINGS
(as a percentage of 3/31/2003 net assets)

Citigroup, Inc.	2.8%

Microsoft Corp.	2.4%

3M Co.	2.3%

Pfizer, Inc.	2.1%

Bank of America Corp.	1.9%

General Electric Co.	1.8%

USA Interactive, Inc.	1.8%

Pharmacia Corp.	1.8%

Wells Fargo & Co.	1.5%

Medtronic, Inc.	1.4%

What is your outlook for value stocks?

We believe most investors may be overestimating the prospect for a speedy recovery in the economy and in the overall stock market. We still see excess capacity in large components of the economy and businesses appear reluctant to increase capital spending significantly before seeing evidence of a sustainable profit recovery.

This is not to say we are pessimistic. We think the stock market averages will trade within a narrow band as investors adjust to near-term earnings uncertainty. However, we also believe the majority of the excesses from the late 1990s have been forced from the market and 2003 may be the first year of a return to more balanced returns in the equity market similar to the long-term historical averages.

What is your outlook for growth stocks?

We believe that once international tensions diminish and the situation in Iraq is clarified, there will be less uncertainty in the market.

Peace should be good for the economy, but growth may continue to be sluggish in an environment influenced by both negative and positive factors. We think interest rates may begin to creep upward, although the Federal Reserve is likely to keep short-term rates low as a stimulant to the economy. Inflation may increase moderately, but energy prices are likely to come down from the high levels we saw this winter.

In this environment, we also anticipate stocks may move within a trading range, alternately rising and falling within a relatively narrow band of prices.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS A
Net asset value, beginning of period	$8.92	$11.21	$16.88	$24.24	$21.11	$22.96
Income from investment operations
Net investment income (loss)	-0.01	-0.01	-0.03	-0.12	0.02	0.06
Net realized and unrealized gains or losses on securities and futures contracts	0.12	-2.28	-5.43	2.79	3.22	-1.31
Total from investment operations	0.11	-2.29	-5.46	2.67	3.24	-1.25
Distributions to shareholders from
Net investment income	0	0	0	0	-0.04	-0.10
Net realized gains	0	0	-0.21	-10.03	-0.07	-0.50
Total distributions to shareholders	0	0	-0.21	-10.03	-0.11	-0.60
Net asset value, end of period	$9.03	$8.92	$11.21	$16.88	$24.24	$21.11
Total return[2]	1.23%	-20.43%	-32.68%	11.07%	15.34%	-5.59%
Ratios and supplemental data
Net assets, end of period (millions)	$82	$71	$85	$161	$180	$183
Ratios to average net assets
Expenses[3]	1.73%[4]	1.57%	1.51%	1.43%	1.39%	1.44%
Net investment income (loss)	-0.12%[4]	-0.11%	-0.20%	-0.49%	0.06%	0.24%
Portfolio turnover rate	97%	133%	160%	119%	35%	7%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$8.43	$10.68	$16.21	$23.80	$20.82	$22.69
Income from investment operations
Net investment loss	-0.04	-0.09	-0.13	-0.28	-0.17	-0.12
Net realized and unrealized gains or losses on securities and futures contracts	0.11	-2.16	-5.19	2.72	3.22	-1.25
Total from investment operations	0.07	-2.25	-5.32	2.44	3.05	-1.37
Distributions to shareholders from
Net realized gains	0	0	-0.21	-10.03	-0.07	-0.50
Net asset value, end of period	$8.50	$8.43	$10.68	$16.21	$23.80	$20.82
Total return[2]	0.83%	-21.07%	-33.17%	10.22%	14.65%	-6.18%
Ratios and supplemental data
Net assets, end of period (millions)	$135	$168	$296	$553	$646	$624
Ratios to average net assets
Expenses[3]	2.49%[4]	2.32%	2.27%	2.18%	2.14%	2.19%
Net investment loss	-0.88%[4]	-0.86%	-0.95%	-1.23%	-0.70%	-0.50%
Portfolio turnover rate	97%	133%	160%	119%	35%	7%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS C
Net asset value, beginning of period	$8.42	$10.65	$16.18	$23.77	$20.79	$22.66
Income from investment operations
Net investment loss	-0.04	-0.09	-0.13	-0.28	-0.16	-0.11
Net realized and unrealized gains or losses on securities and futures contracts	0.11	-2.14	-5.19	2.72	3.21	-1.26
Total from investment operations	0.07	-2.23	-5.32	2.44	3.05	-1.37
Distributions to shareholders from
Net realized gains	0	0	-0.21	-10.03	-0.07	-0.50
Net asset value, end of period	$8.49	$8.42	$10.65	$16.18	$23.77	$20.79
Total return[2]	0.83%	-20.94%	-33.23%	10.23%	14.67%	-6.19%
Ratios and supplemental data
Net assets, end of period (millions)	$4	$4	$6	$11	$14	$13
Ratios to average net assets
Expenses[3]	2.48%[4]	2.32%	2.27%	2.18%	2.14%	-2.19%
Net investment loss	-0.88%[4]	-0.86%	-0.95%	-1.24%	-0.70%	-0.50%
Portfolio turnover rate	97%	133%	160%	119%	35%	7%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 unaudited
		Year Ended September 30,
		2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS I2
Net asset value, beginning of period	$9.14	$11.45	$17.20	$24.48	$21.25	$23.07
Income from investment operations
Net investment income (loss)	0.01	0.02	0.01	-0.06	0.07	0.12
Net realized and unrealized gains or losses on securities and futures contracts	0.11	-2.33	-5.55	2.81	3.28	-1.30
Total from investment operations	0.12	-2.31	-5.54	2.75	3.35	-1.18
Distributions to shareholders from
Net investment income	0	0	0	0	-0.05	-0.14
Net realized gains	0	0	-0.21	-10.03	-0.07	-0.50
Total distributions to shareholders	0	0	-0.21	-10.03	-0.12	-0.64
Net asset value, end of period	$9.26	$9.14	$11.45	$17.20	$24.48	$21.25
Total return	1.31%	-20.17%	-32.53%	11.32%	15.79%	-5.25%
Ratios and supplemental data
Net assets, end of period (millions)	$200	$216	$508	$887	$1,086	$1,028
Ratios to average net assets
Expenses[3]	1.49%[4]	1.32%	1.27%	1.18%	1.14%	1.18%
Net investment income (loss)	0.12%[4]	0.14%	0.05%	-0.23%	0.30%	0.49%
Portfolio turnover rate	97%	133%	160%	119%	35%	7%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 96.4%
CONSUMER DISCRETIONARY 13.2%
Automobiles 0.6%
Harley-Davidson, Inc. *	66,700	$ 2,648,657
Hotels, Restaurants & Leisure 0.5%
Starbucks Corp. *	85,000	2,189,600
Household Durables 0.5%
Black & Decker Corp.	62,900	2,192,694
Internet & Catalog Retail 1.7%
Amazon.com, Inc. *(p)	118,500	3,084,555
eBay, Inc. *	48,000	4,093,920
7,178,475
Leisure Equipment & Products 1.0%
Eastman Kodak Co.	63,874	1,890,670
International Game Technology, Inc. *	30,000	2,457,000
4,347,670
Media 5.1%
AOL Time Warner, Inc. *	161,172	1,750,328
Cablevision Systems Corp., Class A *(p)	82,063	1,558,376
Comcast Corp., Class A *	130,000	3,573,700
Liberty Media Corp., Class A *	414,369	4,031,811
New York Times Co., Class A	47,638	2,055,580
USA Interactive, Inc. *(p)	283,227	7,587,651
Viacom, Inc., Class B *	27,400	1,000,648
21,558,094
Multi-line Retail 1.8%
Nordstrom, Inc. *	90,000	1,458,000
Wal-Mart Stores, Inc. *	112,880	5,873,146
7,331,146
Specialty Retail 1.7%
Barnes & Noble, Inc. *(p)	61,113	1,160,536
Best Buy Co., Inc. *	85,000	2,292,450
Gap, Inc. *	70,000	1,014,300
Home Depot, Inc.	110,000	2,679,600
7,146,886
Textiles & Apparel 0.3%
Reebok International, Ltd. *	30,000	985,500
CONSUMER STAPLES 5.3%
Beverages 1.5%
Anheuser-Busch Companies, Inc.	67,901	3,164,866
PepsiCo, Inc.	79,028	3,161,120
6,325,986
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 1.0%
ConAgra, Inc.	38,060	$ 764,245
Kellogg Co.	60,899	1,866,554
McCormick & Co., Inc. *	60,000	1,448,400
4,079,199
Household Products 1.6%
Kimberly-Clark Corp.	49,455	2,248,224
Procter & Gamble Co.	50,746	4,518,931
6,767,155
Personal Products 0.3%
Dial Corp.	56,234	1,090,940
Tobacco 0.9%
Altria Group, Inc.	133,839	4,009,816
ENERGY 8.4%
Energy Equipment & Services 2.4%
Cooper Cameron Corp. *	36,283	1,796,371
ENSCO International, Inc.	66,612	1,699,272
Halliburton Co.	25,968	538,317
Nabors Industries, Ltd. *	71,902	2,866,733
Noble Corp. *	37,196	1,168,698
Weatherford International, Ltd. *(p)	55,800	2,107,566
10,176,957
Oil & Gas 6.0%
Anadarko Petroleum Corp.	29,489	1,341,750
Apache Corp. *	38,430	2,372,668
Burlington Resources, Inc.	49,401	2,356,922
ChevronTexaco Corp.	31,693	2,048,953
ConocoPhillips	35,177	1,885,487
Devon Energy Corp. *	55,000	2,652,100
Exxon Mobil Corp.	152,552	5,331,692
Occidental Petroleum Corp.	121,677	3,645,443
Ocean Energy, Inc.	102,356	2,047,120
XTO Energy, Inc.	74,349	1,412,637
25,094,772
FINANCIALS 17.8%
Banks 6.5%
Bank of America Corp.	120,276	8,039,248
First Tennessee National Corp.	65,914	2,617,445
Hibernia Corp., Class A	60,485	1,025,826
Sovereign Bancorp, Inc.	125,301	1,735,419
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Banks continued
U.S. Bancorp	219,462	$ 4,165,389
Washington Mutual, Inc.	100,338	3,538,921
Wells Fargo & Co.	136,261	6,130,382
27,252,630
Diversified Financials 9.0%
American Express Co.	142,030	4,719,657
Citigroup, Inc.	343,812	11,844,323
Fannie Mae	69,712	4,555,679
Freddie Mac	64,345	3,416,720
J.P. Morgan Chase & Co.	125,464	2,974,752
Merrill Lynch & Co., Inc.	153,281	5,426,147
Morgan Stanley	79,308	3,041,462
SLM Corp.	18,900	2,096,388
38,075,128
Insurance 2.3%
Allstate Corp.	120,048	3,981,992
American International Group, Inc.	62,951	3,112,927
SAFECO Corp.	76,585	2,678,177
9,773,096
HEALTH CARE 18.2%
Biotechnology 2.4%
Amgen, Inc. *	97,000	5,582,350
Genentech, Inc. *	35,000	1,225,350
IDEC Pharmaceuticals Corp. *	25,000	860,475
MedImmune, Inc. *	70,000	2,298,100
9,966,275
Health Care Equipment & Supplies 5.4%
Becton Dickinson & Co.	59,678	2,055,310
Biomet, Inc. *	104,800	3,212,120
Boston Scientific Corp.	60,000	2,445,600
Guidant Corp.	30,000	1,086,000
Medtronic, Inc. *	130,800	5,901,696
Saint Jude Medical, Inc. *	50,000	2,437,500
Stryker Corp. *	48,400	3,322,660
Zimmer Holdings, Inc. *	50,000	2,431,500
22,892,386
Health Care Providers & Services 0.8%
Anthem, Inc. *	29,341	1,943,841
HealthNet, Inc., Class A *	44,530	1,192,068
3,135,909
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 9.6%
Bristol-Myers Squibb Co.	203,194	$ 4,293,489
Eli Lilly & Co.	18,500	1,057,275
Forest Laboratories, Inc. *	74,400	4,015,368
Johnson & Johnson Co.	76,400	4,421,268
Merck & Co., Inc.	67,196	3,680,997
Mylan Laboratories, Inc.	138,645	3,986,044
Pfizer, Inc.	282,527	8,803,541
Pharmacia Corp.	172,191	7,455,870
Wyeth	73,920	2,795,655
40,509,507
INDUSTRIALS 12.7%
Aerospace & Defense 1.7%
Honeywell International, Inc.	78,303	1,672,552
Lockheed Martin Corp.	49,029	2,331,329
Northrop Grumman Corp.	37,411	3,209,864
7,213,745
Commercial Services & Supplies 2.2%
Apollo Group, Inc., Class A *	45,000	2,245,500
First Data Corp.	137,835	5,101,273
Viad Corp. *	50,000	1,072,000
Waste Management, Inc.	52,321	1,108,159
9,526,932
Electrical Equipment 0.6%
Emerson Electric Co.	54,487	2,470,986
Industrial Conglomerates 4.7%
3M Co.	73,492	9,556,165
General Electric Co.	298,240	7,605,120
Tyco International, Ltd.	197,919	2,545,238
19,706,523
Machinery 2.6%
Deere & Co.	106,880	4,196,109
Eaton Corp. *	23,000	1,608,850
Illinois Tool Works, Inc. *	34,400	2,000,360
Ingersoll-Rand Co., Class A *	37,500	1,447,125
Parker-Hannifin Corp. *	42,500	1,646,450
10,898,894
Road & Rail 0.9%
CSX Corp.	95,839	2,733,328
Union Pacific Corp. *	20,000	1,100,000
3,833,328
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 13.4%
Communications Equipment 1.8%
Cisco Systems, Inc. *	389,600	$ 5,057,008
Nokia Corp., ADR *(p)	112,000	1,569,120
UTStarcom, Inc. *(p)	45,772	914,982
7,541,110
Computers & Peripherals 3.7%
Apple Computer, Inc. *	164,178	2,321,477
Dell Computer Corp. *	60,000	1,638,600
Hewlett-Packard Co.	237,954	3,700,185
International Business Machines Corp. (p)	74,338	5,830,329
Lexmark International Group, Inc., Class A *	35,900	2,403,505
15,894,096
Electronic Equipment & Instruments 0.6%
Tech Data Corp. *	32,097	768,402
Thermo Electron Corp. *	102,275	1,851,178
2,619,580
IT Consulting & Services 0.3%
Affiliated Computer Services, Inc., Class A *	26,300	1,164,038
Semiconductor Equipment & Products 2.6%
Altera Corp. *	140,000	1,895,600
Celestica, Inc. *	59,199	676,645
Intel Corp. *(p)	183,850	2,993,078
Texas Instruments, Inc. *	213,500	3,494,995
Xilinx, Inc. *	77,000	1,802,570
10,862,888
Software 4.4%
Intuit, Inc. *	32,900	1,223,880
Microsoft Corp.	424,374	10,274,094
Oracle Corp. *	513,400	5,569,877
Veritas Software Corp. *	80,000	1,406,400
18,474,251
MATERIALS 2.8%
Chemicals 1.3%
PPG Industries, Inc.	51,030	2,300,433
Praxair, Inc. *	57,900	3,262,665
5,563,098
Metals & Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc., Class B *(p)	90,000	1,534,500
Paper & Forest Products 1.1%
International Paper Co.	110,230	3,725,774
MeadWestvaco Corp.	48,612	1,107,381
4,833,155
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 2.6%
ALLTEL Corp.	37,517	$ 1,679,261
BellSouth Corp.	48,774	1,056,932
Centurytel, Inc.	64,915	1,791,654
Commonwealth Telephone Enterprises *(p)	31,891	1,238,009
SBC Communications, Inc.	100,342	2,012,860
Verizon Communications, Inc.	87,922	3,108,043
10,886,759
UTILITIES 2.0%
Electric Utilities 2.0%
Exelon Corp.	65,671	3,310,475
FPL Group, Inc.	46,322	2,729,756
Scana Corp.	72,385	2,165,759
8,205,990
Total Common Stocks		405,958,351
SHORT-TERM INVESTMENTS 9.2%
MUTUAL FUND SHARES 9.2%
Evergreen Institutional U.S. Government Money Market Fund (o)	14,516,698	14,516,698
Navigator Prime Portfolio (pp)	23,942,896	23,942,896
Total Short-Term Investments		38,459,594
Total Investments (cost $472,748,955) 105.6%		444,417,945
Other Assets and Liabilities (5.6%)		(23,413,701)
Net Assets 100.0%		$ 421,004,244

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 472,748,955
Net unrealized loss on securities	(28,331,010)

Market value of securities	444,417,945
Receivable for securities sold	7,999,103
Receivable for Fund shares sold	55,290
Receivable for securities lending income	3,005
Dividends receivable	476,992
Prepaid expenses and other assets	30,825

Total assets	452,983,160

Liabilities
Payable for securities purchased	7,434,029
Payable for Fund shares redeemed	346,917
Payable for securities on loan	23,942,896
Advisory fee payable	8,810
Distribution Plan expenses payable	4,559
Due to other related parties	1,175
Accrued expenses and other liabilities	240,530

Total liabilities	31,978,916

Net assets	$ 421,004,244

Net assets represented by
Paid-in capital	$ 663,282,695
Undistributed net investment loss	(779,314)
Accumulated net realized losses on securities and futures contracts	(213,168,127)
Net unrealized losses on securities	(28,331,010)

Total net assets	$ 421,004,244

Net assets consists of
Class A	$ 81,820,011
Class B	135,121,235
Class C	3,670,258
Class I	200,392,740

Total net assets	$ 421,004,244

Shares outstanding
Class A	9,058,614
Class B	15,887,303
Class C	432,408
Class I	21,634,616

Net asset value per share
Class A	$ 9.03
Class A -- Offering price (based on sales charge of 5.75%)	$ 9.58
Class B	$ 8.50
Class C	$ 8.49
Class C -- Offering price (based on sales charge of 1.00%)	$ 8.58
Class I	$ 9.26

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $1,247)	$ 3,668,679

Expenses
Advisory fee	1,712,617
Distribution Plan expenses
Class A	98,497
Class B	794,485
Class C	19,132
Administrative services fee	228,349
Transfer agent fee	1,316,297
Trustees' fees and expenses	5,035
Printing and postage expenses	53,952
Custodian fee	33,250
Registration and filing fees	18,171
Professional fees	9,220
Other	14,481

Total expenses	4,303,486
Less: Expense reductions	(731)

Net expenses	4,302,755

Net investment loss	(634,076)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(57,312,128)
Net change in unrealized gains or losses on securities	64,384,020

Net realized and unrealized gains or losses on securities	7,071,892

Net increase in net assets resulting from operations	$ 6,437,816

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2003		Year Ended
	(unaudited)		September 30, 2002

Operations
Net investment loss		$ (634,076)		$ (1,781,887)
Net realized losses on securities and futures contracts		(57,312,128)		(74,276,744)
Net change in unrealized gains or losses on securities		64,384,020		(69,281,595)

Net increase (decrease) in net assets resulting from operations		6,437,816		(145,340,226)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	937,795	8,674,685	502,699	5,559,620
Class B	190,622	1,693,287	529,786	5,702,024
Class C	27,996	245,511	63,486	672,559
Class I	165,623	1,612,542	4,165,638	48,222,369

		12,226,025		60,156,572

Automatic conversion of Class B shares to
Class A shares
Class A	1,295,131	11,961,829	2,265,128	24,873,867
Class B	(1,373,103)	(11,961,829)	(2,389,686)	(24,873,867)

		0		0

Payment for shares redeemed
Class A	(1,136,725)	(10,527,746)	(2,359,740)	(26,028,802)
Class B	(2,842,647)	(24,856,910)	(5,940,885)	(62,035,430)
Class C	(47,008)	(413,058)	(150,027)	(1,603,927)
Class I	(2,117,860)	(20,228,266)	(24,885,786)	(260,561,712)

		(56,025,980)		(350,229,871)

Net decrease in net assets resulting from capital share transactions		(43,799,955)		(290,073,299)

Total decrease in net assets		(37,362,139)		(435,413,525)
Net assets
Beginning of period		458,366,383		893,779,908

End of period		$ 421,004,244		$ 458,366,383

Undistributed net investment loss		$ (779,314)		$ (145,238)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.75% and declining to 0.625% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.58% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $432,536 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $200,826,534 and $256,556,289, respectively, for the six months ended March 31, 2003.

The Fund loaned securities during the six months ended March 31, 2003 to certain brokers. At March 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $22,378,978 and $23,942,896, respectively. During the six months ended March 31, 2003, the Fund earned $11,029 in income from securities lending.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $472,748,955. The gross unrealized appreciation and depreciation on securities based on tax cost was $18,946,226 and $47,277,236, respectively, with a net unrealized depreciation of $28,331,010.

As of September 30, 2002, the Fund had $86,236,766 in capital loss carryovers for federal income tax purposes expiring in 2010.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2002, the Fund incurred and elected to defer post-October capital losses of $63,296,057.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2003, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $731, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 31, 2003, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566378   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034